SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this "Agreement") is made and entered into as of _________________, 2018 by and among Processa Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and the purchaser(s) identified on the signature pages hereto (each a "Purchaser" and collectively, the "Purchasers").

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D promulgated thereunder, the Company desires to offer, issue and sell to the Purchasers (the "Offering"), and the Purchasers, severally and not jointly, desire to purchase from the Company, in the aggregate, a minimum of One Million, One Hundred One Thousand, Three Hundred Twenty Two (1,101,322) shares of the Company's common stock, par value $0.00001 per share (the "Common Stock"), and an equal number of Warrants (as defined below) (the "Minimum Offering Amount"), and up to a maximum of Three Million, Five Hundred Twenty-Four Thousand, Two Hundred Twenty-Nine (3,524,229) shares of Common Stock and an equal number of Warrants (the "Maximum Offering Amount").

WHEREAS, the Common Stock shall be sold in units ("Units") at a purchase price of $2.27 per unit (the "Purchase Price"), with each unit consisting of one share of Common Stock and one three-year warrant to purchase one share of Common Stock (the "Warrants"), with such Warrants having an exercise price equal to 120% of the Purchase Price.

WHEREAS, for purposes of this Agreement, the Units, the Common Stock, the Warrants and the shares of Common Stock into which the Warrants are exercisable being hereinafter collectively referred to as the "Securities".

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Company and each of the Purchasers agree as follows:

A. Purchase and Sale

(1) The introductory paragraphs of this Agreement are hereby incorporated into this Agreement as if fully set forth herein. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, the number of shares of Common Stock and number of Warrants set forth on such Purchaser's signature page to this Agreement. The Closing shall take place at the offices of Boustead Securities, LLC (the "Placement Agent") at 6 Venture, Suite 325, Irvine, CA 92618, on the Closing Date or at such other location or time as the parties may agree (the "Closing"). "Closing Date" means the business day on which all of the conditions set forth in Sections H(1) and H(2) hereof are satisfied or waived or such other date as the parties may mutually agree in writing; provided that the Closing Date shall not be later than June 29, 2018.

(2) Prior to or at the Closing, each Purchaser shall deliver or cause to be delivered to the Company the aggregate purchase price for the Units to be purchased by such Purchaser as set forth on the signature page of such Purchaser hereto (the "Investment Amount"). Wire transfer instructions are set forth in the Subscription Agreement (as defined herein). Each Purchaser's Investment Amount will be held in escrow with FinTech Clearing LLC for the Purchaser's benefit, and will be returned promptly, without interest or setoff, if this Agreement is not accepted by the Company, if the Minimum Offering Amount is not purchased by the Closing Date, or if the Offering is otherwise terminated pursuant to its terms by the Company.

(3) At the Closing, the Company shall deliver to the Purchasers a certificate stating that the representations and warranties made by the Company in Section C of this Agreement were true and correct in all material respects when made and are true and correct in all material respects on the Closing Date relating to the Securities purchased pursuant to this Agreement as though made on and as of such Closing Date (provided, however, that representations and warranties that speak as of a specific date shall continue to be true and correct as of the Closing with respect to such date). The foregoing obligations of the Company shall be conditions precedent to each Purchaser's obligation to complete the purchase of the Securities as contemplated by this Agreement.

(4) Each Purchaser acknowledges and agrees that the purchase of the Securities by such Purchaser pursuant to the Offering is subject to all the terms and conditions set forth in this Agreement.

(5) If the Offering is terminated for any reason, all funds received from the Purchaser will be returned without interest or offset, and this Agreement shall thereafter be of no further force or effect.

B. Representations and Warranties of the Purchaser

Each Purchaser, severally and not jointly, hereby represents and warrants to the Company as of the date hereof and as of the Closing Date, and agrees with the Company as follows:

(1) The Purchaser has carefully read this Agreement, the term sheet attached hereto as Exhibit A (the "Term Sheet"), the private placement memorandum dated January 29, 2018, the amendment to the Term Sheet and private placement memorandum dated March 29, 2018, the investor deck dated January 29, 2018 and the form of Warrant attached hereto as Exhibit B (collectively the "Offering Documents"), and is familiar with and understands the terms of the Offering, and the Purchaser also acknowledges having access to and reviewed or had the opportunity to access and review all of the information regarding the Company that is publicly available on the EDGAR database of the United States Securities and Exchange Commission ("SEC"), including but not limited to the Company's Form 8-K filed on October 12, 2017, as amended (collectively, the "Publicly Available Information"). The Purchaser fully understands all of the risks related to the purchase of the Securities. The Purchaser has carefully considered and has discussed, or has the opportunity to discuss, with the Purchaser's legal, tax, accounting and financial advisors, to the extent the Purchaser has deemed necessary, the suitability of an investment in the Securities for the Purchaser's particular tax and financial situation and has determined that the Securities being purchased by the Purchaser are a suitable investment for the

Purchaser. The Purchaser recognizes that an investment in the Securities involves substantial risks, including the possible loss of the entire amount of such investment. The Purchaser further recognizes that the Company has broad discretion concerning the use and application of the proceeds from the Offering.

(2) The Purchaser acknowledges that (i) the Purchaser has had the opportunity to request copies of any documents, records and books pertaining to this investment and (ii) any such documents, records and books that the Purchaser requested have been made available for inspection by the Purchaser, the Purchaser's attorney, accountant or other advisor(s). The Purchaser has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Securities.

(3) The Purchaser and the Purchaser's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from representatives of the Company or Persons (as defined below) acting on behalf of the Company concerning the Company, the Offering and the Securities and all such questions have been answered to the full satisfaction of the Purchaser. For purposes of this Agreement, "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(4) The Purchaser acknowledges and agrees that if the Minimum Offering Amount has not been purchased by June 29, 2018, each Purchaser's Investment Amount will be returned without interest or offset, and no Securities will be issued to any Purchaser in connection with the Offering. The Purchaser further acknowledges that purchases by the Company's officers and directors, if any, will be counted towards the Minimum Offering Amount.

(5) If the Purchaser is a natural Person, the Purchaser has reached the age of majority in the state in which the Purchaser resides. The Purchaser has adequate means of providing for the Purchaser's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment.

(6) The Purchaser has sufficient knowledge and experience in financial, tax and business matters to enable the Purchaser to utilize the information made available to the Purchaser in connection with the Offering, to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect to an investment in the Securities on the terms described in the Offering Documents. The Purchaser has independently evaluated the merits and risks of its decision to purchase the Securities pursuant to the Offering Documents, and the Purchaser confirms that it has not relied on the advice of the Company's or any other Purchaser's business and/or legal counsel in making its investment decision. Such Purchaser confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Offering Documents.

(7) The Purchaser will not sell or otherwise transfer the Securities without registration under the Securities Act and applicable state securities laws or an applicable exemption therefrom. The Purchaser acknowledges that neither the offer nor sale of the Securities has been registered under the Securities Act or under the securities laws of any state.

The Purchaser represents and warrants that the Purchaser is acquiring the Securities for the Purchaser's own account, for investment purposes and not with a view toward resale or distribution within the meaning of the Securities Act, except pursuant to sales registered or exempted under the Securities Act. The Purchaser is acquiring the Securities in the ordinary course of business. The Purchaser has not offered or sold the Securities being acquired nor does the Purchaser have any present intention of selling, distributing or otherwise disposing of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstances in violation of the Securities Act. The Purchaser is aware that (i) the Securities are not currently eligible for sale in reliance upon Rule 144 (as defined below) and (ii) while the Company will make commercially reasonable efforts to register the Securities after the Registration Filing Date (as defined in Section E(1)), there is no guarantee that such efforts will be successful and the Purchaser may be required to satisfy the applicable Rule 144 holding period in order to sell or otherwise transfer the Securities.

(8) By making these representations herein, the Purchaser is not making any representation or agreement to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an available exemption to the registration requirements of the Securities Act.

(9) The Purchaser understands that except for the registration contemplated in Section E hereof: (i) the Securities have not been registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Purchaser shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, "Rule 144"); and (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder.

(10) The Purchaser acknowledges that any certificates or other evidence that may be issued representing the Securities shall bear any legend required by the securities laws of any state and be stamped or otherwise imprinted with a legend substantially in the following form:

> The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under such act or an exemption from

registration, which, in the opinion of counsel reasonably satisfactory to this corporation, is available.

Certificates evidencing the Securities shall not be required to contain such legend or any other legend (i) following any sale of such Securities pursuant to Rule 144, or (ii) if such Securities have been sold pursuant to the Registration Statement (as hereafter defined), or (iii) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC), in each such case (i) through (iii) to the extent determined by the Company's legal counsel in its sole discretion. Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of such legend from certificates evidencing the Securities is predicated upon (i) the reliance by the Company that the Purchaser will sell such Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and/or (ii) that in the context of a sale under Rule 144, if requested by the transfer agent of the Securities, the Purchaser shall have signed and delivered a representation letter relating to the Purchaser's Securities.

(11) If this Agreement is executed and delivered on behalf of a partnership, corporation, trust, estate or other entity: (i) such partnership, corporation, trust, estate or other entity is duly organized and validly existing and has the full legal right and power and all authority and approval required (a) to execute and deliver this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust, estate or other entity in connection with the purchase of its Securities, and (b) to purchase and hold such Securities; (ii) the signature of the party signing on behalf of such partnership, corporation, trust, estate or other entity is binding upon such partnership, corporation, trust, estate or other entity; and (iii) such partnership, corporation, trust or other entity has not been formed for the specific purpose of acquiring such Securities, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information to the Company substantiating such individual qualification.

(12) If the Purchaser is a retirement plan or is investing on behalf of a retirement plan, the Purchaser acknowledges that an investment in the Securities poses additional risks, including the inability to use losses generated by an investment in the Securities to offset taxable income.

(13) The information contained in the subscription agreement in the form of Exhibit C attached hereto (the "Subscription Agreement") delivered by the Purchaser in connection with this Agreement is complete and accurate in all respects. The Purchaser is (i) an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act ("Regulation D") on the basis indicated therein. The Purchaser is not required to be a registered broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Purchaser will notify the Company immediately of any changes in any such information contained in such Purchaser's Subscription Agreement until such time as the Purchaser has sold all of its shares of Common Stock issuable upon the exercise of the Warrants or, if the shares of Common Stock are registered pursuant to Section E, until the Company is no longer required to keep the Registration Statement, as defined in Section E below, effective, except to the extent

that such changed information is not required under the Securities Act to be disclosed in an amendment or supplement to the Registration Statement.

(14) The Purchaser acknowledges that the Company will have the authority to issue additional shares of Common Stock and other securities of the Company in excess of the Securities being issued in connection with the Offering, and that the Company may issue additional shares of Common Stock and other securities of the Company from time to time, which may cause dilution of the existing shares of Common Stock and a decrease in the market price of such existing shares of Common Stock.

(15) The Purchaser acknowledges that the Company has existing contractual commitments to the Placement Agent for which the Company may be required to pay a commission upon the closing of the Offering up to six percent (6%) of the aggregate consideration received by the Company from the Offering and warrants equal to up to three percent (3%) of the aggregate consideration received by the Company from the Offering, which warrants, if any, would be on the same terms as the Warrants sold to the Purchasers in this Offering.

(16) The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein and in the Subscription Agreement, and upon the documentary evidence of the Purchaser's accredited investor status provided pursuant to the Subscription Agreement, in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities

(17) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(18) This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and shall constitute the legal, valid and binding obligations of such Purchaser enforceable against the Purchaser in accordance its terms.

(19) The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Purchaser or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder.

(20) The Purchaser acknowledges that any estimates or forward-looking statements included in the Company's Publicly Available Information were prepared by the Company in good faith but that the attainment of any such estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon.

(21) No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Company's Publicly Available Information.

(22) Other than consideration that may be payable by the Company to the Placement Agent as disclosed in Section B(15), the Purchaser has not entered into any agreement or arrangement that would entitle any broker or finder to compensation by the Company in connection with the sale of the Securities to such Purchaser.

The Purchaser should check the Office of Foreign Assets Control ("OFAC") website at http://www.treas.gov/ofac before making the representations contained in Sections B(23) and B(24) hereof.

(23) The Purchaser represents that the amounts invested by it in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the "OFAC Programs") prohibit dealing with individuals[1] or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(24) To the best of the Purchaser's knowledge, none of: (1) the Purchaser; (2) any Person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any Person having a beneficial interest in the Purchaser; or (4) any Person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to "freeze the account" of the Purchaser, either by prohibiting additional subscriptions from the Purchaser and/or segregating the assets in the account in compliance with governmental regulations. These

[1] These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(25) To the best of the Purchaser's knowledge, none of: (1) the Purchaser; (2) any Person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any Person having a beneficial interest in the Purchaser; or (4) any Person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure,[2] or any immediate family[3] member or close associate[4] of a senior foreign political figure, as such terms are defined in the footnotes below.

(26) If the Purchaser is affiliated with a non-U.S. banking institution (a "Foreign Bank"), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (i) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (ii) the Foreign Bank maintains operating records related to its banking activities; (iii) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (iv) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

C. Representations and Warranties of the Company

Except as disclosed in the Company's Publicly Available Information and/or the private placement dated January 29, 2018, the Company hereby makes the following representations and warranties to the Purchasers. For purposes of this Section C, the phrase "to the knowledge of the Company" or any phrase of similar import shall be deemed to refer to the actual knowledge of David Young, the Company's Chief Executive Officer and Chairman, as well as any other knowledge that such individual would have possessed had he made reasonable inquiry with respect to the matters in question.

(1) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as currently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where any failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect on (i) the business, properties, financial condition or results of operations of the Company or (ii) the transactions

[2] A "senior foreign political figure" is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a "senior foreign political figure" includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

[3] "Immediate family" of a senior foreign political figure typically includes the figure's parents, siblings, spouse, children and in-laws.

[4] A "close associate" of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

contemplated hereby and by the other Offering Documents or by the agreements and instruments to be entered into in connection herewith or therewith or on the ability of the Company to perform its obligations under the Offering Documents (a "Material Adverse Effect").

(2) Capitalization. Except as set forth in the private placement memorandum dated January 29, 2018 and as otherwise contemplated in this Agreement, (a) there are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which either the Company is bound or obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement and (b) the issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights, rights of first refusal or other similar rights on behalf of any Person.

(3) Issuance of Securities. The Securities and the shares of Common Stock underlying the Securities and their issuance have been duly and validly authorized by all necessary action and no further action is required by the Company in connection therewith. The Securities and the shares of Common Stock underlying the Securities, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and non-assessable securities of the Company. The issuance of the Securities may result in the right of holders of other securities of the Company to adjust the exercise, conversion, exchange or reset price under such securities.

(4) Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company has been taken and no further action is required by the Company in connection therewith. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) laws, or public policy underlying such laws, relating to indemnification and contribution.

(5) No Conflict; Governmental and Other Consents.

(a) The execution and delivery by the Company of this Agreement, the issuance of the Securities by the Company, and the consummation of the transactions contemplated hereby will not result in the violation (i) assuming the accuracy of the representations and warranties of each Purchaser, of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or (ii) of any provision of the Certificate of Incorporation or Bylaws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under or give to others any rights of termination, amendment, acceleration or cancellation of, any lease, loan agreement, mortgage, security agreement,

trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company, except in each case to the extent that any such violation, conflict or breach would not be reasonably likely to have a Material Adverse Effect.

(b) Assuming the accuracy of the representations and warranties of each Purchaser party hereto, no consent, approval, authorization or other order of any governmental authority or stock exchange, or other third-party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Securities, except such post-Closing filings as may be required to be made with the SEC, and with any state or foreign "Blue Sky" or securities regulatory authority, or as would not be reasonably likely to have a Material Adverse Effect on the Company.

(6) Litigation. There are no pending or, to the Company's knowledge, threatened legal or governmental proceedings against the Company or any of its officers or directors, which, if adversely determined, would individually or in the aggregate be reasonably likely to have a Material Adverse Effect on the Company. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its officers or directors, wherein an unfavorable decision, ruling or finding could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement. Neither the Company nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

(7) Financial Information. The Company's financial statements that appear in the public filings of the Company as filed with the SEC have been prepared in accordance with United States generally accepted accounting principles ("GAAP"), except in the case of unaudited statements or as may be indicated therein or in the notes thereto, applied on a consistent basis throughout the periods indicated and such financial statements fairly present in all material respects the financial condition and results of operations and cash flows of the Company as of the dates and for the periods indicated therein (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(8) Absence of Certain Changes. Other than as publically disclosed in the Publically Available Information, since the date of the Company's most recent financial statements contained in the public filings of the Company as filed with the SEC, (i) there has not occurred any event not disclosed in the Company's Publicly Available Information that individually or in the aggregate has caused a Material Adverse Effect or any occurrence, circumstance or combination thereof that reasonably would be likely to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business or (B) liabilities that would not be required to be reflected in the Company's financial statements, (iii) the Company has not (A) declared or paid any dividends, (B) amended or changed the Certificate of Incorporation or Bylaws of the Company, or (C) altered its method of accounting or the identity

of its auditors and (iv) the Company has not made a material change in officer compensation except in the ordinary course of business consistent with past practice.

(9) Investment Company. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

(10) Subsidiaries. The Company is an approximately 90%-owned Subsidiary of Promet Therapeutics, LLC, a Delaware limited liability company. The Company does not own any Subsidiaries. For the purposes of this Agreement, "Subsidiary" shall mean any company or other entity of which at least 50% of the securities or other ownership interest having ordinary voting power for the election of directors or other Persons performing similar functions are at the time owned directly or indirectly by the Company.

(11) Certain Fees. Other than compensation that may payable pursuant to the Placement Agent pursuant to Section B(15) as a result of the Closing of the Offering, no brokers', finders' or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement.

(12) No Violation or Default. The Company is not (i) in violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court, or (ii) in violation of any provision of its charter or bylaws, or (iii) in violation of or default under any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, except in each case to the extent that any such violation or default is disclosed in the Company's Publicly Available Information or would not be reasonably likely to have a Material Adverse Effect.

(13) Taxes. The Company has filed or has valid extensions of the time to file all necessary material federal, state, and foreign income and franchise tax returns due prior to the date hereof and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of any material tax deficiency which has been or might be asserted or threatened against it which could reasonably be expected to result in a Material Adverse Effect.

(14) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary in the businesses in which the Company is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without an increase in cost significantly greater than general increases in cost experienced for similar companies in similar industries with respect to similar coverage.

(15) Intellectual Property Rights and Licenses. Except as disclosed in the Company's Publicly Available Information, the Company owns or possesses adequate rights or licenses to use any and all information, know-how, trade secrets, patents, copyrights, trademarks, service marks, trade names, domain names, software, formulae, methods, processes and other intangible properties ("Intangible Rights") that are of a such nature and significance to its business that the

failure to own or have the right to use or derivatize such items individually or in the aggregate would have a Material Adverse Effect. The Company has not received any notice that it is in conflict with or infringing upon the asserted intellectual property rights of others, and neither the use of the Intangible Rights nor the operation of the Company's businesses is infringing or has infringed upon any intellectual property rights of others. Except as disclosed in the Company's Publicly Available Information, all payments have been duly made that are necessary to maintain the Intangible Rights in force. Except as disclosed in the Company's Publicly Available Information, no claims have been made and no claims are threatened, that oppose or challenge the validity, scope or title to any Intangible Right of the Company. The Company has taken reasonable steps to obtain and maintain in force all licenses and other permissions under Intangible Rights of third parties necessary to conduct their businesses as heretofore conducted by them, now being conducted by them or are otherwise reasonably anticipated to be conducted, and the Company is not, has not been and does not anticipate being in material breach of any such license or other permission.

(16) Compliance with Law; Foreign Corrupt Practices. The Company is in compliance with all applicable laws, except for such noncompliance that individually or in the aggregate would not reasonably be likely to have a Material Adverse Effect. The Company has not received any notice of, nor does the Company have any knowledge of, any violation (or of any investigation, inspection, audit or other proceeding by any governmental entity involving allegations of any violation) of any applicable law involving or related to the Company which has not been dismissed or otherwise disposed of that individually or in the aggregate would be reasonably likely to have a Material Adverse Effect. The Company has not received notice or otherwise has any knowledge that the Company is charged with, threatened with or under investigation with respect to, any violation of any applicable law that individually or in the aggregate would reasonably be likely to have a Material Adverse Effect.

(17) Ownership of Property. Except as set forth in the Company's financial statements included in the Company's Publicly Available Information, the Company has (i) good and marketable fee simple title to its owned real property, if any, free and clear of all liens, except for liens which do not individually or in the aggregate have a Material Adverse Effect; (ii) a valid leasehold interest in all leased real property, and each of such leases is valid and enforceable in accordance with its terms (subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy), except as would not be reasonably likely to have a Material Adverse Effect, and (iii) good title to, or valid leasehold interests in, all of its other material properties and assets free and clear of all liens, except for liens which do not individually or in the aggregate have a Material Adverse Effect.

(18) No Integrated Offering. Neither the Company, nor, to its knowledge, any of its affiliates or other Person acting on the Company's behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the Offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act, when integration would cause the Offering not to be exempt from the registration requirements of Section 5 of the Securities Act.

(19) No Registration. Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, the Purchasers in Section B hereof (including but not limited to the Subscription Agreement) and as otherwise required under this Agreement, no registration of the Securities under the Securities Act is required in connection with the offer and sale of the Securities by the Company to the Purchasers.

(20) Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Purchaser hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(21) Environmental Matters. The Company has obtained, or has applied for, and is in compliance with and in good standing under all permits required under Environmental Laws (except for such failures that individually or in the aggregate would not be reasonably likely to have a Material Adverse Effect) and the Company has no knowledge of any proceedings to substantially modify or to revoke any such permit. There are no investigations, proceedings or litigation pending or, to the Company's knowledge, threatened against the Company or any of the Company's facilities relating to Environmental Laws or hazardous substances that individually or in the aggregate would not be reasonably likely to have a Material Adverse Effect. "Environmental Laws" shall mean all federal, national, state, regional and local laws, statutes, ordinances and regulations, in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, including orders, consent decrees or judgments relating to the regulation and protection of human health, safety, the environment and natural resources.

(22) Publicly Available Information. The documents constituting the Company's Publicly Available Information, when they were filed with the SEC, conformed in all material respects to the requirements of the Securities Act or Exchange Act, as applicable.

(23) Acknowledgment Regarding Purchaser's Purchase of Securities. The Company acknowledges and agrees that except as set forth on the signature page of this Agreement, no Purchaser is (i) an officer or director of the Company, (ii) an "affiliate" of the Company (as defined in Rule 144) or (iii) to the knowledge of the Company, a "beneficial owner" of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act). The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Offering Documents and the transactions contemplated hereby and thereby.

(24) Employee Relations. The Company is not a party to any collective bargaining agreement and, to its knowledge, its employees are not union members. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any employees of the Company.

(25) Use of Proceeds. The Company intends to use the proceeds from the Offering for research and development, operating expenses and general working capital.

D. Understandings

Each of the Purchasers understands, acknowledges and agrees with the Company as follows:

(1) No federal, state or foreign agency or authority has made any finding or determination as to the accuracy or adequacy of the Offering Documents or as to the fairness of the terms of the Offering nor any recommendation or endorsement of the Securities. Any representation to the contrary is a criminal offense. In making an investment decision, the Purchasers must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved.

(2) The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(a)(2) of the Securities Act and the provisions of Rule 506 of Regulation D, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Purchaser herein and in the Subscription Agreement.

(3) Notwithstanding the registration rights provided herein, there can be no assurance that the Purchaser will be able to sell or dispose of the Securities. It is understood that in order not to jeopardize the Offering's exempt status under Section 4(a)(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

E. Registration

(1) The Company will file a registration statement on Form S-1 or other appropriate form in the sole discretion of the Company (the "Registration Statement") to register the Common Stock purchased pursuant to this Offering (excluding for this purpose any shares of Common Stock issued or issuable pursuant to the anti-dilution protection set forth in Section (G)(2)) and the Common Stock issuable upon the exercise of the Warrants (collectively, the "Registrable Securities") under the Securities Act within 30 days after the later of: (a) the filing of the Company's Form 10-K for the year ended December 31, 2017 with the U.S. Securities and Exchange Commission or (b) the last Closing Date for the Offering (the "Registration Filing Date") and will use commercially reasonable efforts to ensure that registration of the Registrable Securities becomes effective as soon as practical after the Registration Filing Date and thereafter to keep the Registration Statement effective until the due date for the Company's next Form 10-K. The Purchaser consents to the disclosure of its name and details of its purchase in the Registration Statement.

(2) Registration Expenses. The Company shall pay all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, in connection with applicable state securities or "Blue Sky" laws, and to the OTC Bulletin Board (the "OTCBB"), (b) printing expenses (it being understood that the Company, at its option, may provide the Purchaser with electronic copies of any prospectus

or supplement), (c) fees and disbursements of counsel for the Company and (d) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, each Purchaser shall pay any and all costs, fees, discounts or commissions attributable to the sale of its respective shares of Common Stock received upon the exercise of the Warrants and all fees and expenses of its counsel and other advisors.

(3) Indemnification.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Purchaser, the partners, members, officers and directors of each Purchaser and each Person or entity, if any, who controls such Purchaser or any of the foregoing within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities (collectively, "Losses") to which they may become subject (under the Securities Act or otherwise) insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon, any material breach of this Agreement or any other Offering Document by the Company or any untrue statement or alleged untrue statement of a material fact contained in a registration statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arise out of any failure by the Company to fulfill any undertaking included in a registration statement and the Company will, as incurred, reimburse such Purchaser, partner, member, officer, director or controlling Person for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such Loss arises out of, or is based upon, an untrue statement or omission or alleged untrue statement or omission made in such registration statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser, partner, member, officer, director or controlling Person specifically for use in preparation of a registration statement, including but not limited to the Subscription Agreement, or any breach of this Agreement by such Purchaser; provided further, however, that the Company shall not be liable to any Purchaser of registrable Securities (or any partner, member, officer, director or controlling Person of such Purchaser) to the extent that any such Loss is caused by an untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus if either (i) (A) such Purchaser failed to send or deliver a copy of the final prospectus with or prior to, or, if Rule 172 is then in effect, such Purchaser failed to confirm that a final prospectus was deemed to be delivered prior to, the delivery of written confirmation of the sale by such Purchaser to the Person asserting the claim from which such Loss resulted and (B) the final prospectus corrected such untrue statement or omission, (ii) (X) such untrue statement or omission is corrected in an amendment or supplement to the prospectus and (Y) having previously been furnished by or on behalf of the Company with copies of the prospectus as so amended or supplemented or, if Rule 172 is then in effect, notified by the Company that such amended or supplemented prospectus has been filed with the SEC, such Purchaser thereafter fails to deliver such prospectus as so amended or supplemented, with or prior to, or, if Rule 172 is then in effect, such Purchaser fails to confirm that the prospectus as

so amended or supplemented was deemed to be delivered prior to, the delivery of written confirmation of the sale of a registrable Security to the Person asserting the claim from which such Loss resulted or (iii) such Purchaser sold registrable Securities in violation of applicable law.

(b) Indemnification by Purchasers. Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company (and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who signs the registration statement and each director of the Company), from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling Person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any material breach of this Agreement by such Purchaser or any untrue statement or alleged untrue statement of a material fact contained in the registration statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the Effective Date thereof, if, and to the extent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser specifically for use in preparation of the registration statement, including, without limitation the Subscription Agreement, and such Purchaser will reimburse the Company (and each of its officers, directors or controlling Persons) for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that in no event shall any indemnity under this Paragraph be greater in amount than the dollar amount of the proceeds (net of (i) the purchase price of the registrable Securities included in the registration statement giving rise to such indemnification obligation and (ii) the amount of any damages such Purchaser has otherwise been required to pay by reason of such untrue statement or omission or alleged untrue statement or omission) received by such Purchaser upon the sale of such registrable Securities.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall be entitled to participate therein, and to the extent that it shall wish, assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof. After notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, such Indemnifying Party shall not be liable to such Indemnified Party for any legal expenses subsequently incurred by Indemnified Party in connection with the defense thereof. An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties. If there exists or shall exist a conflict of interest that would

make it inappropriate in the reasonable judgment of the Indemnified Party for the same counsel to represent both the Indemnified Party and such Indemnifying Party or any affiliate or associate thereof, the Indemnified Party shall be entitled to retain its own counsel at the expense of such Indemnifying Party; provided, further, that no Indemnifying Party be responsible for the fees and expense of more than one separate counsel for all Indemnified Parties. The Indemnifying Party shall not settle an action without the consent of the Indemnified Party, which consent shall not be unreasonably withheld, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten business days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d) Contribution. If a claim for indemnification under Paragraph (5)(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Paragraph (5)(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Paragraph 5(d) was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph (5)(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Paragraph (5)(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Purchaser from the sale of the registrable Securities subject to the Proceeding exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason

of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(4) Dispositions. Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement described in Section E(1). Each Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described herein, such Purchaser will discontinue disposition of such registrable Securities under the registration statement until such Purchaser's receipt of the copies of the supplemented prospectus and/or amended registration statement, or until it is advised in writing (the "Advice") by the Company that the use of the applicable prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or registration statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(5) Rule 144. Until such time as the Registrable Securities are eligible for unlimited resale pursuant to Rule 144 under the Securities Act, the Company agrees with each holder of Registrable Securities to use commercially reasonable efforts:

(a) to comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company; and

(b) to file with the SEC all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements).

F. Covenants of the Company

The Company agrees to file one or more Forms D with respect to the Securities on a timely basis as required under Regulation D under the Securities Act to claim the exemption provided by Rule 506 of Regulation D. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

G. Further Covenants of the Company

(1) The Company shall make a public announcement of the Closing of the Offering by filing with the SEC a Current Report on Form 8-K and issuing a press release within the time periods required under the federal securities laws.

(2) The shares of Common Stock issued in this Offering, but not the Warrants, will have full ratchet anti-dilution protection as follows:

(a) Except as provided in subsection (b) below, until the Company has issued equity securities or securities convertible into equity securities for a total of an additional $20.0 million in cash or assets, including the proceeds from the exercise of the Warrants issued in this Offering, in the event the Company issues additional equity securities or securities convertible into equity securities at a purchase price less than $2.27 per share of Common Stock, the Purchase Price shall be adjusted and new shares of Common Stock issued as if the Purchase Price was such lower amount (or, if such additional securities are issued without consideration, to a price equal to $0.01 per share). To illustrate, if a party purchased 1,000 shares in this Offering and the Company later issued shares for $2.00 per share, the party would receive an extra 135 shares of Common Stock ($2,270 divided by $2 minus 1,000).

(b) The following issuances shall not trigger anti-dilution adjustment: (i) shares of Common Stock issued in this Offering and securities issuable upon exercise of the Warrants; (ii) securities issued upon the conversion of any outstanding debenture, warrant, option or other convertible security; (iii) Common Stock issuable upon a stock split, stock dividend, or any subdivision of shares of Common Stock, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities; (iv) shares of Common Stock (or options to purchase such shares of Common Stock) issued or issuable to employees or directors of, or consultants to, the Company pursuant to any plan approved by the Company's Board of Directors and (v) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a person (or to the equity holders of a person) which is, itself or through its subsidiaries, believed by the Company to be an operating company or an owner of an asset in a business synergistic with the business of the Company.

H. Conditions to Closing; Termination

(1) <u>Conditions Precedent to the Obligations of the Purchasers to Purchase Securities</u>. The obligation of each Purchaser to acquire Securities at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

(a) The representations and warranties of the Company contained herein shall be true and correct in all material respects (other than those representations and warranties that are qualified by "materiality" or Material Adverse Effect qualifiers shall be true and correct in all respects) as of the date when made and as of the Closing as though made on and as of such date (except to the extent that such representation or warranty speaks of an earlier date, in which case

such representation and warranty shall be true and correct in all material respects as of the Closing Date with respect to such date);

(b) The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Offering Documents to be performed, satisfied or complied with by it at or prior to the Closing;

(c) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Offering Documents;

(d) Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect;

(e) Trading in the Common Stock shall not have been suspended by the SEC or the OTCBB (except for any suspensions of trading of limited duration agreed to by the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date eligible for quotation on the OTCBB;

(f) The Company shall have delivered the items required to be delivered by the Company in accordance with Section A(3);

(g) The Company shall have commitments by the Purchasers to purchase not less than the Minimum Investment Amount in the Offering; and

(h) This Agreement shall not have been terminated as to such Purchaser in accordance with Section H(3).

(2) Conditions Precedent to the Obligations of the Company to sell Securities. The obligation of the Company to sell Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a) The representations and warranties of each Purchaser contained herein shall be true and correct in all material respects (other than those representations and warranties that are qualified by "materiality" or Material Adverse Effect qualifiers, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made on and as of such date;

(b) Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Offering Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing;

(c) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Offering Documents;

(d) Each Purchaser shall have delivered its Investment Amount in accordance with Section A(2);

(e) Each Purchase shall have executed and delivered a completed Subscription Agreement satisfactory to the Company in its sole discretion;

(f) The Company shall have commitments by the Purchasers to purchase not less than the Minimum Investment Amount in the Offering; and

(g) This Agreement shall not have been terminated as to such Purchaser in accordance with Section H(3).

(3) Termination. This Agreement may be terminated prior to Closing:

(a) By written agreement of the Purchasers and the Company; and

(b) By the Company or a Purchaser (as to itself but no other Purchaser) upon written notice to the other, if the Closing shall not have taken place by 6:30 p.m. Eastern time on or before June 29, 2018; provided, that the right to terminate this Agreement under this Section H(3) shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

In the event of a termination pursuant to Section H(3)(a), the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section H(3), the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including as arising from such termination) to the other and no Purchaser will have any liability to any other Purchaser under the Offering Documents as a result thereof.

I. Miscellaneous

(1) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the Person or Persons may require.

(2) Any notice or other communication required or permitted to be given or delivered under this Agreement shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered by fax prior to 6:30 p.m. Eastern Time on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered by fax on a day that is not a business day or later than 6:30 p.m. Eastern Time on a business day, (c) upon receipt, if sent by an internationally recognized overnight delivery service (with charges prepaid), or (d) upon actual receipt by the party to whom such notice or other communication is required to be given:

(a) if to the Company, to it at:

Processa Pharmaceuticals, Inc.
7380 Coca Cola Drive, Suite 106
Hanover, Maryland 21076
Attention: Wendy Guy

or such other address as it shall have specified to the Purchaser in writing, with a copy (which shall not constitute notice) to:

Foley & Lardner LLP
One Independent Drive, Suite 1300
Jacksonville, Florida 32202
Attention: Michael Kirwan, Esq.

And, if such notice is being made prior to the Closing Date, with a copy to:

Boustead Securities, LLC
6 Venture, Suite 325
Irvine, California 92618
Attention: Peter Conley

(b) if to a Purchaser, to it at its address set forth on the signature page to this Agreement, or such other address as it shall have specified to the Company in writing.

(3) This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

(4) Failure of the Company to exercise any right or remedy under this Agreement or any other agreement among the Company and the Purchaser, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

(5) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, and shall be binding upon the Purchaser, the Purchaser's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. The Company and each Purchaser hereby agree to submit to the jurisdiction of the courts of the State of Maryland with respect to any proceeding arising out of or relating to this Agreement, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. **EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.**

(6) If any provision of this Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform

with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

(7) The parties understand and agree that, unless provided otherwise herein, money damages would not be a sufficient remedy for any breach of the Agreement by the Company or the Purchaser and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not, unless provided otherwise herein, be deemed to be the exclusive remedies for a breach by either party of the Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

(8) The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder, except as may result from the actions of any such Purchaser other than through the execution hereof. Nothing contained herein solely by virtue of being contained herein shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any similar entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby.

(9) This Agreement, together with the agreements and documents executed and delivered in connection with this Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

(10) This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(11) The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(12) This Agreement and the other Offering Documents (including any schedules and exhibits hereto and thereto) supersede all other prior oral or written agreements between the Purchaser, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and other Offering Documents (including any schedules and exhibits hereto and thereto) and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.

(13) No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchasers holding or being obligated to purchase at least a majority of the Securities. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Offering Document unless

the same consideration is also offered to all Purchasers who then hold the Securities. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

(14) No Purchaser may assign any of its rights under this Agreement.

(15) The representations and warranties of the parties contained herein or in any other agreements or documents executed in connection herewith shall survive the Closing.

(16) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[Signature Pages to Follow]

SIGNATURE PAGE

The Purchaser hereby agrees to purchase the amount of Common Stock and Warrants in exchange for the Investment Amount, as set forth below, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

1. Investment Amount: $__________

2. Number of Shares of Common Stock Purchased: ________ (this amount equals the Investment Amount divided by the Purchase Price)

3. Number of Warrants Purchased: ________ (this amount equals the Investment Amount divided by the Purchase Price)

______________________________ Signature of Purchaser (and title, if applicable)	______________________________ Signature of Joint Purchaser (if any)
______________________________ Taxpayer Identification or Social Security Number	______________________________ Taxpayer Identification or Social Security Number of Joint Purchaser (if any)

____
Name (please print as name will appear
on Common Stock)

____
Number and Street

____
City, State Zip Code

Are you an officer, director or 10% owner of the Common Stock of Processa Pharmaceuticals, Inc.? (Y/N): ______________

ACCEPTED BY:

PROCESSA PHARMACEUTICALS, INC.

By: ______________________________
Name: David Young
Title: Chief Executive Officer

<u>Exhibit A</u>

Term Sheet

Exhibit B

Form of Warrant

<u>Exhibit C</u>

Subscription Agreement